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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                  October 27, 2000
Commission File Number                                              333-36730-01

                    FIRST SECURITY AUTO OWNER TRUST 2000-1
            (Exact name of registrant as specified in its charter)
State of incorporation                                                  Delaware
I.R.S. Employer Identification No.                                    87-6248687
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period August 24, 2000 through September 23, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO OWNER TRUST 2000-1
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            October 27, 2000
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer


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EXHIBIT A
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First Security Auto Owner Trust 2000-1
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.

August 24, 2000 Thru September 23, 2000
Distribution Date: 10-17-00
Statement for Class A and Class B Noteholders Pursuant                                    Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                           Class A/Class B
                                                                                               Note Amount
(i)  Principal Distribution
          Class A-1  Amount                                                 43,731,033.66            166.2777
          Class A-2  Amount                                                           -                   -
          Class A-3  Amount                                                           -                   -
          Class A-4  Amount                                                           -                   -
          Class B Amount                                                              -                   -
(ii)  Interest Distribution
          Class A-1  Amount                                                    726,369.08              2.7619
          Class A-2  Amount                                                  2,958,000.00              6.0000
          Class A-3  Amount                                                  2,177,833.33              6.0833
          Class A-4  Amount                                                  1,981,350.00              6.1667
          Class B Amount                                                       485,292.50              6.4167

(iii)  Yield Supplement Amount                                                 164,393.76              0.1088
(iv)  Basic Servicing Fee                                                    1,143,734.63              0.7570
(v)  Outstanding Advances (end of preceding collection period)                        -
(vi)  Aggregate Receivables (end of preceding collection period)         1,372,481,550.92

(vii)  Class A-1 Note Balance (end of Collection Period)                    80,820,517.26
       Class A-1 Pool Factor (end of Collection Period)                         0.3073023
       Class A-2 Note Balance (end of Collection Period)                   493,000,000.00
       Class A-2 Pool Factor (end of Collection Period)                         1.0000000
       Class A-3 Note Balance (end of Collection Period)                   358,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                         1.0000000
       Class A-3 Note Balance (end of Collection Period)                   321,300,000.00
       Class A-3 Pool Factor (end of Collection Period)                         1.0000000
       Class B Note Balance (end of Collection Period)                      75,630,000.00
       Class B Pool Factor (end of Collection Period)                           1.0000000
       Total Pool Balance (end of Collection Period)                     1,328,750,517.26

(viii)  Realized Losses                                                      1,087,541.78

(ix)  Noteholders Interest Carryover Shortfall                                        -
         Noteholders Principal Carryover Shortfall                                    -

(x)  Aggregate Purchase Amount of Receivables Repurchased by
       the Sellers or purchased by Servicers                                          -

(xi)  Reserve Account Balance                                               69,187,825.11
       Average Delinquency Ratio                                                   0.2833%
       Average Net Loss Ratio                                                      0.4538%
       Specified Reserve Account Balance                                    69,759,402.16

(xii)  Remaining Receivables Percentage                                             92.79%
(xiii)  Reduced Letter of Credit                                            53,821,034.94




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